Exhibit 10.10
ASSIGNMENT OF INDEBTEDNESS

Assignment of Indebtedness (this “ Assignment “) is executed this 12th day of March 2006, among StarInvest Group, Inc., a Nevada corporation (“Assignor”), GoIP Global, Inc., a Nevada corporation (“Debtor”) and Isaac H. Sutton (“Assignee”).

RECITALS:

WHEREAS, Debtor owes Assignor an aggregate sum of $400,000 as of the date hereof (the “Indebtedness”); and

WHEREAS, the parties desire that Assignor assign to Assignee all of Assignor’s right, title, and interest in and to the Indebtedness;

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignor hereby conveys, transfers, and assigns to Assignee all of Assignor’s right, title, and interest in and to the Indebtedness, and Assignee hereby accepts such assignment from Assignor. Upon execution and delivery hereof, Assignor shall have no direct or indirect claims, interests, rights or otherwise in the Indebtedness.

2. Assignor hereby covenants that, from time to time after the delivery of this instrument, at Assignee’s request and without further consideration, Assignor will do, execute, acknowledge, and deliver, or will cause to be done, executed, acknowledged and delivered, all and every such further acts, deeds, conveyances, transfers, assignments, powers of attorney and assurances as reasonably may be required more effectively to convey, transfer to and vest in Assignee the Indebtedness.

3. This Assignment is executed by, acknowledged, and shall be binding upon, Assignor, Assignee and Debtor, their successors and assigns, effective as of the date hereof.

4. Upon execution and delivery of this Assignment, Assignor hereby irrevocably and unconditionally releases, and forever discharges Debtor and its employees, stockholders, managers, officers, directors, agents, representatives and direct and indirect affiliates and their respective successors and assigns, and all persons, firms, corporations, and organizations acting on their behalf of and from any and all actions, causes of actions, suits, debts, charges, demands, complaints, claims, administrative proceedings, liabilities, obligations, promises, agreements, controversies, damages and expenses (including but not limited to compensatory, punitive or liquidated damages, attorney’s fees and other costs and expenses incurred), of any kind or nature whatsoever, whether presently known or unknown relating directly or indirectly to the Indebtedness.

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IN WITNESS WHEREOF, this Assignment Agreement is executed by the undersigned parties as of the day and year first set forth above.

ASSIGNOR:

STARINVEST GROUP, INC.

By:

Name:
Title:

ASSIGNEE:

Isaac H. Sutton

DEBTOR:

GOIP GLOBAL, INC.

By:

Name:
Title: